VolitionRx Appoints Dr. Edward Futcher to Board of Directors

Appointment to help guide Company’s strategic direction ahead of EU and U.S. market entry of NuQ® blood tests

NAMUR, Belgium, June 24, 2016 - VolitionRx Limited (NYSE MKT: VNRX), today announced the appointment of Dr. Edward Futcher to the Company’s Board of Directors as a Non-Executive Director, effective June 23, 2016. Dr. Futcher was also appointed to the Company’s Audit, Compensation and Nominations and Governance Committees. As a non-executive member of the Company’s Board, Dr. Futcher will provide independent expertise and strategic counsel to VolitionRx in connection with the planned commercialization of its NuQ® blood-based diagnostic platform in Europe later this year and the U.S. thereafter.

Dr. Futcher holds a B.Sc. in Physics and a Ph.D. in Physics from the University of London and has extensive experience in engineering and management in high technology companies. Since 1997, Dr. Futcher has held non-executive directorships at a variety of private companies. He co-founded Azima, Inc. in 2003, a company that provides advanced machine diagnosis to large industrial facilities and, from 2003 to 2008, served as its Vice President of Engineering. Prior to that, from 1997 to 2003, Dr. Futcher served as Vice President of Technology at interWAVE Communications International Ltd., a company providing GSM and CDMA cellular infrastructure equipment, and from 1997 to 1999 he also served as interWAVE’s Vice President of Engineering. From 1994 to 1997, Dr. Futcher was Director of Engineering at Tellabs, Inc.

VolitionRx Chief Executive Officer Cameron Reynolds, commented, “We are thrilled to have Dr. Futcher on our Board. His extensive corporate background and expertise in dynamic and fast-growing commercial organizations will make him a valuable asset and resource as we prepare for the launch of our NuQ® blood-based colorectal cancer tests first in Europe, expected later this year, followed by planned entry into the U.S.”

Dr. Futcher added, “I believe that VolitionRx represents a novel opportunity to radically improve how cancer is detected and treated. I am excited for the opportunity to join VolitionRx’s already strong leadership team. VolitionRx’s NuQ® blood tests allow for early cancer detection through a single drop of blood, which is significantly less invasive than other diagnostic tests used in the clinic. In addition to patients worldwide, I look forward to working for the benefit of our shareholders with the planned commercial launches in Europe and the U.S.”

Results from clinical trials demonstrating the effectiveness of VolitionRx’s NuQ® biomarker assays include:

Colorectal cancer and pre-cancerous colorectal adenomas

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Interim results from a 4,800 patient retrospective symptomatic population study (Hvidovre Hospital, University of Copenhagen, Denmark), released September 9, 2015: Panel of four NuQ® biomarker assays detected 81% of colorectal cancers at 78% specificity and 67% of high-risk adenomas. (http://www.volitionrx.com/news/press-releases/detail/531/volitionrx-demonstrates-nuqr-blood-test-detects-81-of)

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Results from a completed prospective study of 121 patients referred for colonoscopy (CHU Dinant Godinne - UCL Namur, in Belgium), released December 8, 2015: Panel of four NuQ® biomarker assays detected 91% of colorectal cancer cases at 90% specificity and also detected 67% of high-risk adenomas. (http://www.volitionrx.com/news/press-releases/detail/542/volitionrx-demonstrates-more-than-90-accuracy-for)

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Results from a retrospective study of 430 patients referred for colonoscopy (Hvidovre Hospital, University of Copenhagen, Denmark), released February 17, 2016: Panel of five NuQ® biomarker assays demonstrated 75% accuracy in detecting highest-risk pre-cancerous colorectal adenomas and also detected 86% of early (stage I) colorectal cancers at 78% specificity. (http://www.volitionrx.com/news/press-releases/detail/550/volitionrx-demonstrates-75-accuracy-in-detecting)

Pancreatic cancer

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Results from a 59-patient retrospective study (Lund University, Sweden) published in Clinical Epigenetics online journal (http://www.clinicalepigeneticsjournal.com/content/pdf/s13148-015-0139-4.pdf), October 7, 2015: Panel of four NuQ® biomarker assays plus CA 19-9 classical biomarker detected 92% of pancreatic cancers at 100% specificity. (http://www.volitionrx.com/news/press-releases/detail/534/volitionrx-announces-publication-of-results-from-pancreatic)

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Interim results from a 4,800 patient retrospective symptomatic population study (Hvidovre Hospital, University of Copenhagen, Denmark), released October 22, 2015: Panel of two NuQ® biomarker assays and the classical cancer marker CEA (carcino-embryonic antigen) detected 95% of pancreatic cancers at 84% specificity. (http://www.volitionrx.com/news/press-releases/detail/535/volitionrx-demonstrates-nuq-blood-test-detects-95-of)

Prostate Cancer

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Results from a 537-patient retrospective study (Surrey Cancer Research Institute at University of Surrey, United Kingdom), released April 20, 2016 at the AACR Annual Meeting: A single NuQ® biomarker assay detected 71% of early stage I prostate cancer cases and 86% of late stage IV prostate cancer at 93% specificity, which is significantly higher than the commonly-used PSA test reported to detect 53% of prostate cancers at 73% specificity. (http://www.volitionrx.com/news/press-releases/detail/561/volitionrx-announces-study-results-showing-nuq-blood-test)

Lung cancer

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Interim results (73 of 240 patients collected and assessed) from a prospective study (Liège University Hospital, Belgium), released November 19, 2015: Panel of four NuQ® biomarker assays detected 93% of lung cancers at 91% specificity and differentiated lung cancer from the common lung disease, COPD. (http://www.volitionrx.com/news/press-releases/detail/540/volitionrx-demonstrates-nuq-blood-test-detects-lung)

Idiopathic Pulmonary Fibrosis

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Results from a retrospective study of 78 patients referred for colonoscopy (Liège University Hospital, Belgium), released March 9, 2016: Preliminary data demonstrated 86% accuracy in detecting Idiopathic Pulmonary Fibrosis, a fatal lung disease, at 80% specificity. (http://www.volitionrx.com/news/press-releases/detail/551/preliminary-data-demonstrates-86-accuracy-in-detecting)

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About VolitionRx

VolitionRx is a life sciences company focused on developing diagnostic tests for cancer and other conditions. The tests are based on the science of Nucleosomics®, which is the practice of identifying and measuring nucleosomes in the bloodstream or other bodily fluid – an indication that disease is present.

VolitionRx’s goal is to make the tests as common and simple to use, for both patients and doctors, as existing diabetic and cholesterol blood tests. VolitionRx’s research and development activities are currently centered in Belgium as the company focuses on bringing its diagnostic products to market first in Europe, then in the U.S. and ultimately, worldwide.

Visit VolitionRx’s website (http://www.volitionrx.com) or connect with us via Twitter, LinkedIn, Facebook or YouTube.

Media Contacts

Louise Day, VolitionRx

L.day@volitionrx.com

+44 (0) 7557 774620

Kirsten Thomas, The Ruth Group

kthomas@theruthgroup.com

+1 (508) 280-6592

Investor Contacts

Scott Powell, VolitionRx

S.Powell@volitionrx.com

+1 (646) 650-1351

Lee Roth, The Ruth Group

lroth@theruthgroup.com

+1 (646) 536-7012

Safe Harbor Statement

Statements in this press release may be "forward-looking statements" within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, that concern matters that involve risks and uncertainties that could cause actual results to differ materially from those anticipated or projected in the forward-looking statements. Words such as "expects," "anticipates," "intends," "plans," “aims,” “targets,” "believes," "seeks," "estimates," "optimizing," "potential," "goal," "suggests," “could,” “would,” “should,” “may,” “will” and similar expressions identify forward-looking statements. These forward-looking statements relate to the effectiveness of the Company's bodily-fluid-based diagnostic tests as well as the Company's ability to develop and successfully commercialize such test platforms for early detection of cancer. The Company's actual results may differ materially from those indicated in these forward-looking statements due to numerous risks and uncertainties. For instance, if we fail to develop and commercialize diagnostic products, we may be unable to execute our plan of operations. Other risks and uncertainties include the Company's failure to obtain necessary regulatory clearances or approvals to distribute and market future products in the clinical IVD market; a failure by the marketplace to accept the products in the Company's development pipeline or any other diagnostic products the Company might develop; the Company will face fierce competition and the Company's intended products may become obsolete due to the highly competitive nature of the diagnostics market and its rapid technological change; and other risks identified in the Company's most recent Annual Report on Form 10-K and Quarterly Reports on Form 10-Q, as well as other documents that the Company files with the Securities and Exchange Commission. These statements are based on current expectations, estimates and projections about the Company's business based, in part, on assumptions made by management. These statements are not guarantees of future performance and involve risks, uncertainties and assumptions that are difficult to predict. Forward-looking statements are made as of the date of this release, and, except as required by law, the Company does not undertake an obligation to update its forward-looking statements to reflect future events or circumstances.

Nucleosomics®, NuQ® and HyperGenomics® and their respective logos are trademarks and/or service marks of VolitionRx Limited and its subsidiaries. All other trademarks, service marks and trade names referred to in this press release are the property of their respective owners.